The Asia Pacific
    Fund, Inc.
------------------------------------------------------------
-------
    Semi-Annual Report
    September 30, 1998

------------------------------------------------------------
--------------------
                          The Asia Pacific Fund, Inc.
                      As of September 30, 1998 (Unaudited)
------------------------------------------------------------
--------------------
                            OUR NEW TOLL-FREE LINE:
                                1-888-4-ASIA-PAC
For further information on the Fund, please call. In addition, the Fund makes available monthly portfolio information. If you would like to receive this information please call the toll-free number indicated above.

                Statistics
-------------------------------------------
Total Net Assets               $126,707,334
Shares Outstanding               18,930,333
Equity and Equivalent
Securities                         86.0%(a)
Other                              14.0%(a)

                  Total Returns
-------------------------------------------------
                              Market
Period                       Price(b)      NAV(c)
6 months ended 9/30/98           (44.4)%    (27.2)%
1 Year ended 3/31/98             (16.1)%    (29.9)%
3 Years ended 3/31/98            (28.9)%    (25.4)%
5 Years ended 3/31/98              1.5%      16.4%
10 Years ended 3/31/98           257.2%     199.1%

               Other Information
------------------------------------------------
Ticker Symbol                                APB
Primary Exchange                            NYSE
Dividend Repurchase Program                  Yes
------------------------------------------------
Footnote section
(a) Expressed as a percentage of total
    investments.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal period reported.
    Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. These calculations do not include brokerage commissions.
(c) This information represents the historical net asset value per share performance of The
    Asia Pacific Fund, Inc. 'Net asset value per share performance' has been computed by the Investment Manager and, because it does not reflect market price, is not the same as 'total investment return.'

              Portfolio Characteristics
             (As of September 30, 1998)
-----------------------------------------------------
             Top Ten Long-Term Holdings
         (% of Total Long-Term Investments)
-----------------------------------------------------
Hutchinson Whampoa, Ltd.                         6.7%
Hong Kong Telecommunications, Ltd.               5.6%
China Light & Power Co., Ltd.                    5.4%
Formosa Growth Fund                              4.6%
Singapore Telecommunications, Ltd.               3.8%
Singapore Press Co.                              3.7%
Cheung Kong Holdings, Ltd.                       3.6%
ROC Taiwan Fund                                  3.2%
China Telecom                                    3.0%
President Chain Store                            2.8%

------------------------------------------------------
             Long-Term Country Weightings
          (% of Total Long-Term Investments)
------------------------------------------------------

                    (PIE CHART)

Hong Kong           41.4%    India                5.2%
Taiwan              18.3%    Malaysia             3.5%
Singapore           15.2%    Thailand             3.1%
South Korea          6.6%    Indonesia            1.1%
The Philippines      5.6%
-----------------------------------------------------
        Sector Breakdown: Top Ten Industries
         (% of Total Long-Term Investments)
-----------------------------------------------------
Telecommunications                              20.7%
Diversified Funds                               11.3%
Electronics                                     11.2%
Utilities                                        9.4%
Conglomerates                                    6.7%
Real Estate - Developers                         5.7%
Food & Beverage                                  5.3%
Printing & Publishing                            3.8%
Banking                                          3.5%
Insurance                                        2.9%

------------------------------------------------------------
--------------------
                        REPORT OF THE INVESTMENT MANAGER
------------------------------------------------------------
--------------------
PERFORMANCE

      Over the period under review the Fund's net asset value (NAV) per share decreased by $2.50 from $9.19 to $6.69. In percentage terms the Fund's total return performance over the last six months was (27.2)%. This compared with its relevant benchmark index return, the combined Far East Free ex-Japan, of
(38.5)%.
   As of September 30, 1998 annualized performance on a net asset value, dividend reinvested basis since inception was 5.4%.
   Asian currencies stabilized in the period under review. A combination of strong trade surpluses, falling concerns over inflation and evidence of foreign direct investment led to gains in the Thai Baht and Indonesia Rupiah. The
Philippine Peso and Malaysia Ringgit, however, fell as concerns grew over the political climate in these countries. At the market level, performance was mixed, with Thailand and South Korea posting positive returns, as investors believed these nations were the first into the crisis and would be the first to come out of the Asian recession, helped by the steadying hand of the
International Monetary Fund (IMF) Malaysia, Indonesia and the Philippines all fell over 20%, as foreign investors withdrew funds from these markets as their economic and earnings outlook continued to deteriorate. Elsewhere, Singapore and
Hong Kong produced small negative returns but were highly volatile over the period. They experienced sharp falls in July and August, but recovered sharply in September.

Local Currencies vs. the U.S. Dollar

                        March 31,    September 30,    Change
%
                        ---------    -------------    ------
--
Currency
US$/local rate
North Asia
Hong Kong Dollar           7.748           7.75
0.0
Korean Wan                 1,385          1,391          -
0.4
New Taiwan Dollar           32.9          34.37          -
4.4
ASEAN
Indonesian Rupiah          8,650         10,000         -
19.2
Malaysian Ringgit           3.64           5.43         -
33.0

                        March 31,    September 30,    Change
%
                        ---------    -------------    ------
--
Philippine Peso             37.9          43.75         -
13.4
Singapore Dollar            1.62           1.68          -
4.1
Thai Baht                   39.3          39.53          -
0.7
India Rupee                39.48          42.40          -
6.9

Stock Market Performance
April 1, 1998 to September 30, 1998

                          Market Change %    Market Change %
    Country - Index            Local            US Dollar
-----------------------   ---------------    ---------------
North Asia
MSCI Hong Kong                 -28.5               -28.5
MSCI Korea                     -29.7               -30.0
MSCI Taiwan                    -29.2               -32.3
ASEAN
MSCI Indonesia Free            -58.2               -66.2
MSCI Malaysia Free             -52.3               -68.0
MSCI Philippine Free           -39.1               -47.2
MSCI Singapore Free            -35.0               -37.6
MSCI Thailand Free             -49.3               -49.7
MSCI India                                         -25.9
MSCI Combined Far East
  Free Ex-Japan                                    -38.5

* Source: Datastream

COUNTRY ALLOCATION*

               March 31    April 30    May 31    June 30
July 30    Aug. 30    Sept. 30
   Country         %           %          %         %
%          %           %
-------------  ---------   ---------   -------   --------
--------   --------   ---------
North Asia         66          63         60        62
59         54          66
Hong Kong          44          43         42        42
38         32          35
South Korea         6           7          6         6
6          6           6
Taiwan             14          13         12        14
15         16          15
ASEAN              27          27         28        24
25         22          26
Indonesia           1           1          1         1
1          1           1
Philippines         4           4          4         4
4          4           5
Malaysia            7           7          7         5
5          3           4
Singapore          12          12         13        12
12         12          13
Thailand            3           3          3         2
3          2           3
India                                                1
2          3           4
                    -           -          -         -
-          -           -
Cash                7          10         12        13
14         21          14
                    -           -          -         -
-          -           -
                    -           -          -         -
-          -           -

* Rounded up to nearest whole number.

ASSET ALLOCATION
   Asset allocation during the second quarter of 1998 has
been left broadly the
same. North Asia remains the area of preference (over
ASEAN). Within Southeast
Asia, Singapore accounts for almost half the Fund's
weighting. Malaysia was
significantly reduced
                                       2
at the end of May, as the Manager became increasingly concerned over the economic policy the government is pursuing. Also, in the month of June the Fund opened a small position in India taking advantage of that market's recent sharp sell-off that had been triggered by its nuclear tests.
Finally, the Fund
steadily rebuilt its cash position over the period.
   The main strategy of the Fund was maintained during the third quarter. North
Asia is preferred over ASEAN, while a relatively high cash position is deemed appropriate in this period of high volatility. Exposure to Hong Kong was reduced in July and August due to concerns that the authorities' market intervention was ill advised. Overall, Taiwan, the Philippines and India received net investment flows over the period, while Hong Kong and Malaysia were reduced. The weighting to India was increased after the market's recent weakness and on the assumption that the market should be relatively insulated from the volatility in the world's financial markets.

RECENT SECTOR & STOCK STRATEGY
   The Fund maintains its year-long strategy of favoring defensive and non-interest rate sensitive sectors like utilities, telecommunications and low-end consumer stocks, as well as those benefiting from currency devaluation, such as electronics and soft commodity companies (companies concerned with non-metallic, chiefly agricultural and raised product commodities). The Manager remains negative on negative rate sensitive, capital intensive and highly leveraged sectors such as banks, property, automobiles, petrochemicals and conglomerates.
   In the period under review the most significant change in stock selection has been in Hong Kong. There, the main blue chip stocks have been reduced at the expense of non-index, medium sized, less interest rate sensitive companies. The biggest change was in HSBC, which has been reduced from almost 6% to less than
1% of the portfolio. Less severe reductions were made in Cheung Kong and Sun
Hung Kai Properties. New additions to the Hong Kong portfolio include Li & Fung,
Varitronix, Ng Fund Hong and IDT International. Elsewhere in the portfolio two
Indian funds (Indosuez Himalayan Fund and India Fund, Inc.) were purchased; both are trading at discounts of over 25% to their net asset values. The Taiwanese holdings were also increased, with purchases including Asustek Computer and
President Chain Store, while exposure to the Taiwanese funds was reduced.

OUTLOOK
   'Change,' almost by definition is disruptive and painful.
Asia is undergoing
a period of change and those countries that have the
flexibility to negotiate
this process will be rewarded favorably by investors.
Change, however, is being
slowed by vested interests that are fighting a strong rear
guard action and are
carrying the middle class with them. The likes of Malaysian
Prime Minister, Dr.
Mohammad, blaming the speculators for the country's economic and market problems
are effectively 'shooting the messenger.' Change needs to
occur and the problem
with intervention (whether it be in the market, as is the
case with Hong Kong,
or in the form of capital controls, as with Malaysia) is
that it creates rigged
markets. False markets, in turn, give false information,
hence slowing or
preventing change. The Manager, therefore, takes a dim view
of recent actions by
the authorities in Asia which are reflected in the slower
than previously
expected recovery in the region.
   Not all the countries in Asia are afflicted to the same
extent by the
economic problems. The divergence between the good (Taiwan,
Hong Kong and
Singapore) and the bad (Malaysia and Indonesia) will magnify in the coming
quarters. The 'micro situation' is also increasingly
important, as companies
will have to be flexible enough to deal with the 'New Asia'.
In this regard the
Manager is confident that the Fund will add significant
value through time.
   In a previous review the Manger wrote:
   'The external environment is likely to be primarily
responsible for driving
these [Asian] markets from here. The factors to monitor
closely will be
direction of the Japanese Yen, events on Wall Street and the outlook for the
Chinese economy'.
   We continue to be relatively sanguine on the outlook for
China, while
volatility on Wall Street has
                                       3
been greater than expected, although the almost universally bearish sentiment on equities, the recent easing actions by the Federal Reserve and the recent correction in the Dow, suggest that a crash is unlikely to be imminent. The reversal of dollar strength, the easier global interest rate environment and further financing packages to Asia from Japan will be positive for the Asian markets as the debt burden is alleviated. This has led to a sharp rally in recent weeks, which is fueled further by the high cash positions of funds investing in the region. The Manager will be careful not to chase these markets too aggressively as the hard work (refinancing) has yet to occur, although the bottom of the markets may have been seen in recent months. The Manager expects range bond trading in the coming quarters and looks to take advantage of what are anticipated to be large fluctuations in share movements.

James Squire
Baring International Investment (Far East) Limited
Hong Kong
November 6, 1998
                                       4

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Portfolio of Investments
September 30, 1998
(Unaudited)

-------------------------------------------------------
                                              Value
 Shares              Description             (Note 1)
-------------------------------------------------------
            LONG-TERM INVESTMENTS--83.7%
            Hong Kong--34.6%
 541,000    Asia Satellite Telecom         $    666,781
              Holdings, Ltd.  ...........
              (Telecommunications)
 840,000    Cheung Kong Holdings, Ltd.        3,891,850
               ..........................
              (Real Estate-Developer)
1,200,000   Cheung Kong Infrastructure        2,601,794
               ..........................
              (Investment Company)
1,180,000   China Light & Power Co., Ltd.     5,756,469
               .
              (Utilities)
2,000,000   China Telecom  ..............     3,148,997
              (Telecommunications)
 200,000    Hang Seng Bank, Ltd.  .......     1,264,761
              (Banking)
2,144,100   Hong Kong and China Gas  ....     2,628,760
              (Utilities)
 500,000    Hong Kong Electric Holdings       1,719,688
               ..........................
              (Electronics)
1,225,600   Hong Kong International, Ltd.       379,614
               ..........................
              (Real Estate-Developer)
3,003,600   Hong Kong Telecommunications,     5,911,454
              Ltd.  .....................
              (Telecommunications)
  59,800    HSBC Holdings, PLC  .........     1,095,902
              (Banking)
  74,000    Hung Hing Print Group  ......        24,592
              (Printing & Publishing)
1,354,000   Hutchison Whampoa, Ltd.  ....     7,129,535
              (Conglomerate)
5,932,000   IDT International, Ltd.(a)          620,110
               ..........................
              (Manufacturing)
 550,000    Li & Fung, Ltd.  ............       887,268
              (Distribution/Wholesalers)
1,766,000   Ng Fung Hong, Ltd(a)  .......     1,492,844
              (Food & Beverage)
 750,000    Smartone Telecommunications       2,047,170
               ..........................
              (Telecommunications)
 500,000    Sun Hung Kai Properties, Ltd.     1,771,311
               ..........................
              (Real Estate-Developer)
 441,000    Varitronix International,           856,559
              Ltd.  .....................  ------------
              (Manufacturing)
                                             43,895,459
                                           ------------
-------------------------------------------------------
                                              Value
 Shares              Description             (Note 1)
-------------------------------------------------------
            India--4.3%
      50    Bombay Suburban Electric       $        187
              Supply .
              (Utilities)
     540    ICICI, Ltd.  ................           677
              (Industrial)
 400,000    India Fund, Inc.  ...........     2,475,000
              (Diversified Funds)
 160,000    Indosuez Himalayan Fund N.V.      1,184,000
               .
              (Diversified Funds)
      50    Larsen & Toubro, Ltd.  ......           217
              (Machinery)
 100,000    Mahanagar Telephone Nigam,        1,187,500
              Ltd.
              (Telecommunications)
  40,000    Pentafour Software & Exports,       640,000
              Ltd.(a) ...................
              (Information Technology)
      60    Reliance Industries, Ltd.               168
               ..........................  ------------
              (Textiles)
                                              5,487,749
                                           ------------
            Indonesia--0.9%
1,483,500   Gudang Garam  ...............       793,742
              (Tobacco)
  50,000    Gulf Indonesia Resourses,           412,500
              Ltd.(a) .                    ------------
              (Oil & Natural Gas
              Production)
                                              1,206,242
                                           ------------
            Malaysia--3.0%
 483,000    Berjaya Sports Toto  ........       311,986
              (Leisure)
1,995,000   IOI Corp.  ..................       610,909
              (Plantations)
 851,000    Malaysian Pacific Industries        692,201
               ..........................
              (Electronics)
 122,000    Rothmans of Pall Mall Berhad        430,794
               ..........................
              (Tobacco Manufacturer)
 633,000    Tanjong Co., Ltd.  ..........       507,308
              (Utilities)
 934,500    Telekom Malaysia Berhad  ....     1,207,249
              (Telecommunications)         ------------
                                              3,760,447
                                           ------------

                                          See Notes to
Financial Statements.

-------------------------------------------------------
                                              Value
 Shares              Description             (Note 1)
-------------------------------------------------------
            The Philippines--4.7%
 130,000    Bank of Philippines Island     $    144,114
               ..........................
              (Banking)
 585,058    Manila Electric Company 'B'       1,116,625
               ..........................
              (Utilities)
 125,000    Philippine Long Distance          2,507,812
              Telephone (ADR)  ..........
              (Telecommunications)
 893,300    San Miguel Corp. 'B'  .......     1,153,633
              (Food & Beverage)
8,000,000   SM Prime  ...................       987,429
              (Retail)                     ------------
                                              5,909,613
                                           ------------
            Singapore--12.7%
 700,000    Natsteel Electronics, Ltd.        1,535,270
               ..........................
              (Electronics)
 480,600    Overseas-Chinese Banking          1,207,910
              Corp., Ltd.  ..............
              (Banking)
 600,000    Parkway Holdings, Ltd.  .....       689,982
              (Health Care)
 450,000    Singapore Airlines  .........     2,467,398
              (Airlines)
 480,220    Singapore Press Co.  ........     3,985,228
              (Printing & Publishing)
2,389,000   Singapore Telecommunication,      3,993,468
              Ltd.
              (Telecommunications)
1,000,577   S.T. Engineering(a)  ........       960,838
              (Engineering)
 420,000    Venture  ....................     1,294,606
              (Electronics)                ------------
                                             16,134,700
                                           ------------
            South Korea--5.5%
  32,000    Hyundai Heavy Industry  .....       478,591
              (Ship Building)
 160,000    Medison Co., Ltd.  ..........     1,587,632
              (Medical Equipment)
  31,460    Pohang Iron & Steel Co.  ....       997,581
              (Iron & Steel)
  23,548    Samsung Display Devices  ....       550,286
              (Electronics)
 128,355    Samsung Electronics Co.  ....     2,288,850
              (Electronics)
   5,553    Samsung Fire & Marine             1,078,059
              Insurance Co.  ............  ------------
              (Insurance)
                                              6,980,999
                                           ------------
-------------------------------------------------------
                                              Value
 Shares              Description             (Note 1)
-------------------------------------------------------
            Taiwan--15.4%
 260,236    Asustek Computer, Inc.  .....  $  1,811,321
              (Computer Products)
 713,400    Cathay Life Insurance  ......     1,998,348
              (Insurance)
 700,000    D Link  .....................     1,503,628
              (Electronics)
 271,000    Formosa Growth Fund(a)  .....     4,926,780
              (Diversified Funds)
1,014,400   President Chain Store Corp.       2,959,280
               ..........................
              (Food & Beverage)
 560,250    ROC Taiwan Fund  ............     3,396,516
              (Diversified Funds)
 850,000    Taiwan Semiconductor              1,628,447
              Manufacturing Co.  ........
              (Electronics)
 533,400    Yung Shin Pharmaceutical Co.      1,238,665
               .                           ------------
              (Pharmaceuticals)
                                             19,462,985
                                           ------------
            Thailand--2.6%
 228,300    Advanced Info Service PCL         1,304,572
               ..........................
              (Telecommunications)
 182,900    Banpu Public Co., Ltd.  .....       393,085
              (Mining)
 230,000    Hana Microelectronics  ......       657,143
              (Electronics)
  80,000    PTT Exploration & Production        703,919
               .
              (Exploration & Production)
 225,117    Regional Container Lines PCL        227,678
               .                           ------------
              (Shipping)
                                              3,286,397
                                           ------------
            Total long-term investments
              (cost $134,414,724)........   106,124,591
                                           ------------
            SHORT-TERM INVESTMENTS--13.7%
 Units      Index Linked Notes--1.2%
--------
            Taiwan
            Barclays Capital
      11    (Financial Services)  .......     1,039,633
              Zero Coupon, 08/03/99
            BZW Warrants, Ltd.
      50    (Financial Services)  .......       414,863
              Zero Coupon, 11/11/98        ------------
            Total index linked notes
              (cost $1,655,046)..........     1,454,496
                                           ------------

                                          See Notes to
Financial Statements.

-------------------------------------------------------
                                              Value
 Units               Description             (Note 1)
-------------------------------------------------------
            Rights(a)
            Taiwan
       0    Asustek Computer, Inc.
            (Computer Products)
              Expiring Oct 1998
              (cost $0)..................  $        139
                                           ------------
Principal
 Amount
 (000)      Repurchase Agreement--12.5%
--------
            United States
US$15,871   State Street Bank & Trust
              Co., 4.75%, dated 9/30/98,
              due 10/1/98 in the amount
              of $15,873,094; (cost
              $15,871,000; collateralized
              by $10,895,000 U.S.
              Treasury Notes, 13.75%, due
              5/15/14, value including
              accrued
              interest-$16,194,393)......    15,871,000
                                           ------------
            Total short-term investments
              (cost $17,526,046).........    17,325,635
                                           ------------
            Total Investments--97.4%
              (cost $151,940,770; Note
              3).........................   123,450,226
            Other assets in excess of
              liabilities--2.6%..........     3,257,108
                                           ------------
            Net Assets--100%.............  $126,707,334
                                           ------------
                                           ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Assets and Liabilities
September 30, 1998
(Unaudited)
----------------------------------------------------------

Assets
Investments, at value (cost
  $151,940,770)........................   $123,450,226
Cash, including foreign currency (cost
  $775,785)............................        787,500
Receivable for investments sold........      2,342,848
Dividends and interest receivable......        549,247
Other assets...........................         54,293
                                          ------------
  Total assets.........................    127,184,114
                                          ------------
Liabilities
Accrued expenses.......................        239,162
Investment management fee payable......         94,299
Deferred Thailand capital gains tax
  liability............................         71,082
Foreign withholding taxes payable......         35,803
Administration fee payable.............         24,848
Payable for investments purchased......         11,586
                                          ------------
  Total liabilities....................        476,780
                                          ------------
Net Assets.............................   $126,707,334
                                          ------------
                                          ------------
Net assets comprised:
  Common stock, at par.................   $    189,303
  Paid-in capital in excess of par.....    220,845,091
                                          ------------
                                           221,034,394
Distributions in excess of net
  investment income....................     (2,484,404)
Accumulated net realized losses on
  investment and foreign currency
  transactions.........................    (63,281,877)
Net unrealized depreciation on
  investments and foreign currencies...    (28,560,779)
                                          ------------
Net assets, September 30, 1998.........   $126,707,334
                                          ------------
                                          ------------
Net asset value per share
  ($126,707,334 3 18,930,333 shares of
  common stock issued and
  outstanding).........................          $6.69
                                          ------------
                                          ------------

See Notes to Financial Statements.        See Notes to
Financial Statements.

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Operations
Six Months Ended September 30, 1998
(Unaudited)
----------------------------------------------------------

Net Investment Income
Income
  Dividends (net of foreign withholding
    taxes of $116,239).................   $  1,869,834
  Interest.............................        405,416
                                          ------------
    Total income.......................      2,275,250
                                          ------------
Expenses
  Investment management fee............        636,417
  Administration fee...................        173,426
  Custodian's fees and expenses........        142,000
  Reports to shareholders..............        113,000
  Legal fees and expenses..............         75,000
  Directors' fees and expenses.........         42,000
  Audit fees and expenses..............         22,000
  Transfer agent's fees and expenses...         15,000
  Registration expenses................         11,000
  Miscellaneous........................         36,558
                                          ------------
      Total expenses...................      1,266,401
                                          ------------
  Net investment income................      1,008,849
                                          ------------
Realized and Unrealized Loss on
Investments and Foreign Currency
Transactions
Net realized loss on:
  Investment transactions..............    (20,386,633)
  Foreign currency transactions........       (279,595)
                                          ------------
                                           (20,666,228)
                                          ------------
Net change in unrealized depreciation
  on:
  Investments (net of change in
    deferred Thailand capital gains
    taxes of $2,035)...................    (27,641,808)
  Foreign currencies...................        (12,416)
                                          ------------
                                           (27,654,224)
                                          ------------
Net loss on investments and foreign
  currencies...........................    (48,320,452)
                                          ------------
Net Decrease in Net Assets
Resulting From Operations..............   $(47,311,603)
                                          ------------
                                          ------------

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Changes in Net Assets
(Unaudited)
----------------------------------------------------------

                             Six Months
                                Ended         Year Ended
Increase (Decrease)         September 30,     March 31,
in Net Assets                   1998             1998
                            -------------    ------------
Operations
  Net investment
    income...............   $   1,008,849    $  2,180,947
  Net realized loss on
    investments and
    foreign currency
    transactions.........     (20,666,228)    (42,638,640)
  Net change in
    unrealized
    depreciation on
    investments and
    foreign currencies...     (27,654,224)    (35,365,964)
                            -------------    ------------
  Net decrease in net
    assets resulting from
    operations...........     (47,311,603)    (75,823,657)
Dividends from net
  investment income......              --      (2,180,947)
Distributions in excess
  of net investment
  income.................              --      (3,036,251)
Dividends from net
  realized gains.........              --      (7,825,857)
Net asset value of shares
  issued to shareholders
  in reinvestment of
  dividends and
  distributions..........              --         192,890
                            -------------    ------------
Total decrease...........     (47,311,603)    (88,673,822)
Net Assets
Beginning of period......     174,018,937     262,692,759
                            -------------    ------------
End of period............   $ 126,707,334    $174,018,937
                            -------------    ------------
                            -------------    ------------

See Notes to Financial Statements.        See Notes to
Financial Statements.
                                       8

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Notes to Financial Statements
(Unaudited)
----------------------------------------------------------
The Asia Pacific Fund, Inc. (the 'Fund') is a diversified, closed-end, management investment company. The Fund's investment objective is to achieve long-term capital appreciation through investment primarily in equity securities of companies in the Asia Pacific countries.

Note 1. Accounting            The following is a summary
Policies                      of significant accounting
                              policies followed by the Fund
in the preparation
of its financial statements.
Securities Valuation: Investments are stated at value.
Investments for which
market quotations are readily available are valued at the
last reported sales
prices. If there is no sales price or reliable market
quotation on the date of
valuation, then investments are valued at the last bid price quoted on such date
or at fair value as determined in good faith by or under the direction of the
Fund's Board of Directors.
   Under procedures established by the Fund's Board of
Directors the valuation
of the Malaysian position was reduced by 20 percent
effective September 30, 1998
and was further reduced to 30 percent effective November 6,
1998.
   Short-term securities which mature in more than 60 days
are valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost.
   In connection with transactions in repurchase agreements
with U.S. financial
institutions, it is the Fund's policy that its custodian
take possession of the
underlying securities, the value of which exceeds the
principal amount of the
repurchase transaction, including accrued interest. To the
extent that any
repurchase transaction exceeds one business day, the value
of the collateral is
marked-to-market on a daily basis to ensure the adequacy of
the collateral. If
the seller defaults, and the value of the collateral
declines or if bankruptcy
proceedings are commenced with respect to the seller of the
security,
realization of the collateral by the Fund may be delayed or
limited.
Foreign Currency Translation: The books and records of the
Fund are maintained
in United States dollars. Foreign currency amounts are
translated into United
States dollars on the following basis:
   (i) market value of investment securities, other assets
and liabilities--at
   the closing rate of exchange.
   (ii) purchases and sales of investment securities, income
and expenses--at
   the rate of exchange prevailing on the respective dates
of such transactions.
   Although the net assets of the Fund are presented at the
foreign exchange
rates and market values at the close of the fiscal period,
the Fund does not
isolate that portion of the results of operations arising as a result of changes
in the foreign exchange rates from the fluctuations arising
from changes in the
market prices of securities held at fiscal period end.
Similarly, the Fund does
not isolate the effect of changes in foreign exchange rates
from the
fluctuations arising from changes in the market prices of
portfolio securities
sold during the fiscal period. Accordingly, these realized
foreign currency
losses are included in the reported net realized losses on
investment
transactions.
   Net realized losses on foreign currency transactions
represent net foreign
exchange losses from sales and maturities of short-term
securities, holding of
foreign currencies, currency gains or losses realized
between the trade and
settlement dates on security transactions, and the
difference between the
amounts of dividends, interest and foreign taxes recorded on the Fund's books
and the U.S. dollar equivalent amounts actually received or
paid. Net currency
gains and losses from valuing foreign currency denominated
assets, other than
investment securities, and liabilities at fiscal period end
exchange rates are
reflected as a component of unrealized appreciation on
investments and foreign
currencies.
   Foreign security and currency transactions may involve
certain considerations
and risks not typically associated with those of U.S.
companies as a result of,
among other factors, the level of governmental supervision
and regulation of
foreign securities markets and the possibility of political
or economic
instability.
Security Transactions and Net Investment Income: Security
transactions are
recorded on the trade date. Realized and unrealized gains
and losses from
security and foreign currency transactions are calculated on the identified cost
basis. Dividend income is recorded on the ex-dividend date,
and interest income
is recorded on an accrual basis. Expenses are recorded on
the accrual basis
                                       9
which may require the use of certain estimates by management.
Dividends and Distributions: Dividends from net investment income, if any, are declared and paid at least annually. The Fund will distribute at least annually any net capital gains in excess of net capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: It is the Fund's intention to continue to meet the requirements of the
U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
   Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2:
Determination,
Disclosure and Financial Statement Presentation of Income,
Capital Gain, and
Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and increase accumulated net realized losses on investments and foreign currency transactions by $279,595 for differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and withholding taxes. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Investment            The Fund has a manage-
Management and                ment agreement with Bar-
Administration                ing International Invest-
Agreements                    ment (Far East) Limited
                              (the 'Investment Manager') and
an administration
agreement with Prudential Investments Fund Management LLC
(the 'Administrator').
The Investment Manager is an indirect, wholly owned subsidiary of ING N.V.
   The investment management fee is computed weekly and payable monthly at the following annual rates: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million based upon the Fund's average weekly net assets. The administration fee is also computed weekly and payable monthly at an annual rate of 0.25% of the Fund's average weekly net assets.
   Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical and accounting services for the Fund. Both the Investment
Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio             Purchases and sales of
Securities                    investment securities, other
                              than short-term investments,
for the six months
ended September 30, 1998 aggregated $42,972,869 and
$40,761,340, respectively.
   The United States federal income tax basis of the Fund's investments at
September 30, 1998 was $152,292,863 and, accordingly, net unrealized depreciation for federal income tax purposes was $28,842,637 (gross unrealized appreciation--$6,220,780; gross unrealized depreciation-- $35,063,417).

Note 4. Borrowings            The Fund has a credit
                              agreement with an unaffiliated
bank. The borrowing
limitation under this agreement is $70,000,000. Drawings may be made for periods of one, two or three months and interest is accrued daily and payable at the end of the loan period. The Fund had no loans outstanding for the six months ended
September 30, 1998.

Note 5. Capital               There are 30 million shares
                              of $0.01 par value common
stock authorized. At
September 30, 1998 there was 18,930,333 shares issued and
outstanding.
                                       10

------------------------------------------------------------
--------------------
THE ASIA PACIFIC FUND, INC.
Financial Highlights
(Unaudited)
------------------------------------------------------------
--------------------

                                             Six Months
                                                Ended
Year Ended March 31,
                                            September 30,
------------------------------------------------------------
-
Per Share Operating Performance:                1998
1998          1997         1996         1995         1994
                                            -------------
--------      --------     --------     --------     -------
-
Net asset value, beginning of period.....     $    9.19
$  13.90      $  14.87     $  13.55     $  16.29     $
13.11
                                            -------------
--------      --------     --------     --------     -------
-
Net investment income (loss).............          0.05
0.12          0.06         0.05           --        (0.05)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions...........................         (2.55)
(4.14)        (0.53)        1.91         0.38         7.41
                                            -------------
--------      --------     --------     --------     -------
-
Total from investment operations.........         (2.50)
(4.02)        (0.47)        1.96         0.38         7.36
                                            -------------
--------      --------     --------     --------     -------
-
Less dividends and distributions:
Dividends to shareholders from net
  investment income......................       --
(0.12)        --           (0.04)       (0.02)       --
Distributions in excess of net investment
  income.................................       --
(0.16)        --           --           --           --
Distributions paid to shareholders from
  realized gains on investments and
  foreign currencies.....................       --
(0.41)        (0.50)       --           (3.10)       (3.30)
                                            -------------
--------      --------     --------     --------     -------
-
Total dividends and distributions........       --
(0.69)        (0.50)       (0.04)       (3.12)       (3.30)
                                            -------------
--------      --------     --------     --------     -------
-
Capital charge in respect of issuance of
  shares.................................       --
--            --           (0.60)       --           (0.88)
                                            -------------
--------      --------     --------     --------     -------
-
Net asset value, end of period...........     $    6.69
$   9.19      $  13.90     $  14.87     $  13.55     $
16.29
                                            -------------
--------      --------     --------     --------     -------
-
                                            -------------
--------      --------     --------     --------     -------
-
Market value, end of period..............     $    5.00
$   9.00      $ 11 1/2     $ 14 1/4     $ 14 1/8     $ 17
3/4
                                            -------------
--------      --------     --------     --------     -------
-
                                            -------------
--------      --------     --------     --------     -------
-
Total investment return(a)...............        (44.44)%
(16.07)%      (16.18)%       1.16%       (3.65)%      44.31%
                                            -------------
--------      --------     --------     --------     -------
-
                                            -------------
--------      --------     --------     --------     -------
-
Ratios to Average Net Assets:
Expenses (including loan interest
  expense)...............................          1.82%(c)
1.56%         1.63%        1.58%        2.06%        2.37%
Expenses (excluding loan interest
  expense)...............................          1.82%(c)
1.56%         1.57%        1.53%        1.72%        1.72%
Net investment income (loss).............          1.45%(c)
0.99%         0.43%        0.43%          --        (0.33)%
Supplemental Data:
Average net assets (000 omitted).........     $ 138,688
$220,857      $275,702     $242,487     $214,527
$193,116
Portfolio turnover rate..................            35%
54%           43%          23%          48%         101%
Net assets, end of period (000
  omitted)...............................     $ 126,707
$174,019      $262,693     $281,057     $192,009
$228,374
Total debt outstanding at end of period
  (000 omitted)..........................            --
--            --     $ 20,000           --     $ 40,000
Asset coverage(b)........................            --
--            --     $ 15,053           --     $  6,709

---------------

  (a) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal period reported.
      Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
      These calculations do not include brokerage commissions. Total returns for periods of less than a full year are not annualized.
  (b) Per $1,000 of debt outstanding.
  (c) Annualized.
      Contained above is selected data for a share of common stock outstanding, total investment return, ratios
      to average net assets and other supplemental data for the
      periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

See Notes to Financial Statements.

                         Supplemental Proxy Information

      The Annual Meeting of Shareholders of The Asia Pacific
Fund, Inc. (the
'Fund') was held on Thursday, July 9, 1998 at the offices of Sullivan &
Cromwell, 125 Broad Street, New York, New York. The meeting was held for the following purposes:

(1)  To elect three Directors to serve as follows:
                Director                   Class
Term         Expiring
     ------------------------------        -----         ---
-----       --------
     David J. Brennan                       III           3
years         2001
     Robert F. Gunia                        III           3
years         2001
     Don G. Hoff                            III           3
years         2001

     Directors whose term of office continued beyond this meeting are
     David G.P. Scholfield, Olarn Chaipravat, Michael J.
Downey,
     Douglas Tong Hsu, Robert H. Burns and John A. Morrell .

(2) To ratify the selection of Deloitte & Touche LLP as independent public accountants for the fiscal year ending March 31, 1999.

(3) To transact such other business as may properly come before the meeting or any adjournment thereof.

   The results of the proxy soliciation on the above matters were as follows:


Votes        Votes       Votes
                    Director/Matter
For        Against     Withheld    Abstentions
-------------------------------------------------------   --
---------   ---------    --------    -----------
(1) David J. Brennan
14,741,254          0     593,489           --
    Robert F. Gunia
14,799,688          0     535,055           --
    Don G. Hoff
14,796,781          0     537,421           --

(2) Ratification of Deloitte & Touche LLP as
    independent accountants
14,872,523    315,798     146,421           --

            Directors
            Don G. Hoff, Chairman
            David J. Brennan
            Robert H. Burns
            Olarn Chaipravat
            Michael J. Downey
            Robert F. Gunia
            John A. Morrell
            Douglas Tong Hsu
            David G. P. Scholfield

            Officers
            Ronald G. M. Watt, President
            Robert F. Gunia, Vice President
            Grace C. Torres, Treasurer
            Stephen M. Ungerman, Assistant Treasurer
            Deborah A. Docs, Secretary
            Vasso-Athene Spanos, Assistant Secretary

            Investment Manager
            Baring International Investment (Far East)
Limited
            1901 Edinburgh Tower
            15 Queen's Road Central
            Hong Kong

            Administrator
            Prudential Investments Fund Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Independent Accountants
            Deloitte & Touche LLP
            Two World Financial Center
            New York, NY 10281-1434

            Legal Counsel
            Sullivan & Cromwell
            125 Broad Street
            New York, New York 10004

               The accompanying financial statements as of September 30, 1998 were not audited and, accordingly, no opinion is expressed on them.

               This report, including the financial
statements herein, is
            transmitted to the shareholders of The Asia
Pacific Fund, Inc. for
            their information. This is not a prospectus, circular or
            representation intended for use in the purchase of shares of the
            Fund or any securities mentioned in this report.

                                The Asia Pacific Fund, Inc.
                                    Gateway Center Three
                                    100 Mulberry Street
                                   Newark, NJ 07102-4077

            For general information on the Fund, please call
(toll-free) Dewe
            Rogerson Inc., our shareholders' servicing agent toll-free at:
                                      (888) 4-ASIA-PAC

            The Fund's Web Site address is:
            www.asiapacific.com
            044901106